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EXHIBIT 10.1.6

           FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
           --------------------------------------------------------

     This First Amendment to Amended and Restated Credit Agreement (this "Amendment") is entered into as of the 1st day of May, 1997, by and among Patina
 ---------
Oil & Gas Corporation ("Borrower"), Texas Commerce Bank National Association, as
                        --------
Administrative Agent ("Administrative Agent"), NationsBank of Texas, N.A., as
                       --------------------
Documentary Agent ("Documentary Agent"), Wells Fargo Bank, N.A., CIBC, Inc. and
                    -----------------
Credit Lyonnais New York Branch, as Co-Agents ("Co-Agents") and the financial
                                                ---------
institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) as Banks (individually a "Bank" and collectively "Banks").
                                   ----                    -----

                              W I T N E S E T H:
                              - - - - - - - - -

     WHEREAS, Borrower, Administrative Agent, Documentary Agent, Co-Agents and Banks are parties to that certain Amended and Restated Credit Agreement dated as of April 1, 1997 (as amended through the date hereof, the "Credit Agreement")
                                                           ----------------
(unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

     WHEREAS, pursuant to the Credit Agreement, Banks have made a certain revolving credit loan to Borrower; and

     WHEREAS, subject to the terms and conditions set forth herein, Borrower, Agents and Banks desire to (i) amend certain provisions of the Credit Agreement, and (ii) set forth the amount of the Borrowing Base to be effective from the date hereof until the next Determination Date, all as more particularly set forth herein.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, each Agent and each Bank hereby agree as follows:

     Section 1.  Amendments.  In reliance on the representations, warranties,
     ---------   ----------
covenants and agreements contained in this Amendment, the Credit Agreement shall be amended effective May 1, 1997 in the manner provided in this Section 1.

     1.1. Amendment to Definitions.  The definitions of "Consolidated Free Cash
          ------------------------                       ----------------------
Flow," "Loan Papers" and "Termination Date" contained in Section 1.1 of the
----    -----------       ----------------
Credit Agreement shall be amended to read in full as follows:

          "Consolidated Free Cash Flow" means, for Borrower for any period, the remainder of (a) Borrower's Consolidated EBITDA for such period, minus (b) Borrower's Consolidated Net Interest Expense for such period, minus (c) all income
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     and franchise Taxes actually paid in cash by Borrower and its Consolidated
     Subsidiaries during such period.

          "Loan Papers" means this Agreement, the Notes, the Restricted Subsidiary Guarantee, the Restricted Subsidiary Pledge Agreement, the First Amendment, all Mortgages now or at any time hereafter delivered pursuant to
     Section 5.1, and all other certificates, documents or instruments delivered
     -----------
     in connection with this Agreement, as the foregoing may be amended from time to time.

          "Termination Date" means July 15, 2000.

     1.2. Additional Definitions.  Section 1.1 of the Credit Agreement shall be
          ----------------------
amended to add the following definition to such Section:

          "First Amendment" means the First Amendment to Amended and Restated Credit Agreement dated as of May 1, 1997, entered into by and among Borrower, Agents, and Banks.

     SECTION 2.  Borrowing Base.  In accordance with Section 4.2 of the
     ---------   --------------                      -----------
Credit Agreement, effective May 1, 1997 and continuing until the earlier of (i) the next Periodic Determination, or (ii) the next Special Determination, the Borrowing Base shall be $110,000,000.

     SECTION 3.  Representations and Warranties.  In order to induce Agents
     ---------   ------------------------------
and Banks to enter into this Amendment, Borrower hereby represents and warrants to each Agent and each Bank that:

     (a) each representation and warranty of Borrower and the Restricted Subsidiaries contained in the Loan Papers are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date);

     (b) neither a Default nor an Event of Default has occurred which is continuing; and

     (c) Borrower has no defenses to payment, counterclaims or rights of set-off with respect to the Obligations on the date hereof.

     SECTION 4.  Miscellaneous.
     ---------   -------------

     4.1  Reaffirmation of Loan Papers; Extension of Liens.  Any and all of the
          ------------------------------------------------
terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. Borrower hereby extends the Liens securing the Obligations until the Obligations have been paid in full, and agrees that the amendments and modifications herein contained shall in no manner affect or impair the Obligations or the Liens securing payment and performance thereof.

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     4.2  Parties in Interest.  All of the terms and provisions of this
          -------------------
Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     4.3  Legal Expenses.  Borrower hereby agrees to pay on demand all
          --------------
reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

     4.4  Counterparts.  This Amendment may be executed in counterparts, and all
          ------------
parties need not execute the same counterpart; however, no party shall be bound by this Amendment until this Amendment has been executed by Borrower, Agents and all Banks at which time this Amendment shall be binding on, enforceable against and inure to the benefit of Borrower, Agents and all Banks. Facsimiles shall be effective as originals.

     4.5  COMPLETE AGREEMENT.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE
          ------------------
OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     4.6  Headings.  The headings, captions and arrangements used in this
          --------
Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.

                              BORROWER:
                              --------

                              PATINA OIL & GAS CORPORATION,
                              a Delaware corporation


                              By:   /s/ David J. Kornder
                                    -----------------------------
                                    David J. Kornder,
                              Its:  Vice President

                                       3
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                              ADMINISTRATIVE AGENT:
                              --------------------

                              TEXAS COMMERCE BANK
                              NATIONAL ASSOCIATION

                              By:   /s/ Dale S. Hurd
                                    -----------------------------
                                    Dale S. Hurd,
                              Its:  Senior Vice President

                              DOCUMENTARY AGENT:
                              -----------------

                              NATIONSBANK OF TEXAS, N.A.

                              By:   /s/ J. Scott Fowler
                                    -----------------------------
                                    J. Scott Fowler,
                              Its:  Vice President


                              CO-AGENTS:
                              ---------

                              CIBC, INC.

                              By:   /s/ Aleksandra K. Dymanus
                                    -----------------------------
                                    Aleksandra K. Dymanus,
                              Its:  Authorized Signatory


                              CREDIT LYONNAIS NEW YORK BRANCH

                              By:   /s/ Pascal Poupelle
                                    -----------------------------
                                    Pascal Poupelle,
                              Its:  Senior Vice President


                              WELLS FARGO BANK, N.A.

                              By:   /s/ Gregory J. Petruska
                                    -----------------------------
                                    Gregory J. Petruska,
                              Its:  Vice President

                                       4
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                              BANKS:
                              -----

                              TEXAS COMMERCE BANK
                              NATIONAL ASSOCIATION

                              By:   /s/ Dale S. Hurd
                                    -----------------------------
                                    Dale S. Hurd,
                              Its:  Senior Vice President

                              NATIONSBANK OF TEXAS, N.A.

                              By:   /s/ J. Scott Fowler
                                    -----------------------------
                                    J. Scott Fowler,
                              Its:  Vice President

                              CIBC, INC.

                              By:   /s/ Aleksandra K. Dymanus
                                    -------------------------
                                    Aleksandra K. Dymanus,
                              Its:  Authorized Signatory

                              CREDIT LYONNAIS NEW YORK BRANCH

                              By:   /s/ Pascal Poupelle
                                    -----------------------------
                                    Pascal Poupelle,
                              Its:  Senior Vice President

                              WELLS FARGO BANK, N.A.

                              By:   /s/ Gregory J. Petruska
                                    -----------------------------
                                    Gregory J. Petruska,
                              Its:  Vice President

                              BANK ONE, TEXAS, N.A.

                              By:   /s/ Brad Bartek
                                    -----------------------------
                                    Brad Bartek,
                              Its:  Vice President

                                       5
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     SWAT hereby acknowledges and agrees that the terms and provisions of this
Amendment as set forth above shall not in any manner release, diminish, impair, reduce or adversely effect the obligations of SWAT under, in connection with, or related to any Loan Paper (to the extent a party thereto), including, without limitation, the Restricted Subsidiary Guarantee executed and delivered by SWAT pursuant to Section 5.2 of the Credit Agreement, and SWAT hereby waives any
            -----------
common law, equitable, statutory or other rights which SWAT might otherwise have as a result of, or in connection with, the amendments and modifications contained in this Amendment.


                              SOCO WATTENBERG CORPORATION


                              By:   /s/ David J. Kornder
                                    -----------------------------
                                    David J. Kornder,
                              Its:  Vice President

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